                            First Amendment
                                to the
                     Gulfstream Aerospace Corporation
                              Pension Plan

This amendment to the Gulfstream Aerospace Corporation Pension Plan (the "Plan") is intended to clarify certain Plan provisions relating to the payment of preretirement death benefits and transfers of highly compensated employees to Gulfstream Aerospace Corporation (Oklahoma). The Plan was last amended and restated effective as of January 1, 1989.

The Plan is hereby amended as follows:

1. Section 2.13 of the Plan is amended, effective January 1, 1994, by adding a new sentence to read as follows:

   The group of Eligible Employees shall also include any otherwise eligible Employee who transfers to employment with Gulfstream Aerospace Corporation (Oklahoma) and who is a Highly Compensated Employee with respect to the Plan Year beginning after the date of transfer based on his or her compensation during the Plan Year in which the transfer occurs.

2. Section 8.2(a)(1) of the Plan is amended in its entirety, effective January 1, 1989, to read as follows:

(1) In the case of a Participant who dies while an Employee or on or after attaining Earliest Retirement Age, the amount of the benefit shall be the amount payable as a survivor annuity as if the Participant had retired with an immediate 100 percent joint and survivor annuity (as described in section 6.3(b)) on the day before his or her death. If the Participant dies while an Employee and if benefit payments to the spouse commence before the date on which the Participant would have attained the Normal Retirement Date, the amount of this 100 percent joint and survivor annuity shall be determined by applying--

    (A) the reduction factors in section 5.3(b), where the benefit commences on or after the date on which the Participant attained or would have attained age 50; or

    (B) the reduction factors in Appendix A, where the benefit commences before the date on which the Participant would have attained age 50.

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        For purposes of this paragraph (1), a Participant who dies while receiving benefits under the long-term disability plan maintained by his or her Employer shall be considered to have died while an Employee.

3. Appendix A to the Plan is amended, effective January 1, 1989, by adding the following provisions at the end of the Appendix:

               Actuarial Factors for Employees Dying Before Age 50
               ---------------------------------------------------

   The preretirement death benefit payable to a surviving spouse pursuant to section 8.2(a)(1) shall be calculated by applying the following factors for benefit commencement before the date on which the Participant would have attained age 50.

   _____________________________________________________
       Age             Factor       Age          Factor
   ______________________________________________________

   Years   Months               Years   Months
   ______________________________________________________
   ______________________________________________________
    35       0         .240913   36       0     .251682
    35       1         .241810   36       1     .252635
    35       2         .242708   36       2     .253588
    35       3         .243605   36       3     .254542
    35       4         .244503   36       4     .255495
    35       5         .245400   36       5     .256448
    35       6         .246297   36       6     .257401
    35       7         .247195   36       7     .258355
    35       8         .248092   36       8     .259308
    35       9         .248990   36       9     .260261
    35      10         .249887   36      10     .261214
    35      11         .250785   36      11     .262168
    _____________________________________________________

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   _____________________________________________________
       Age              Factor      Age          Factor
   ______________________________________________________

   Years   Months               Years   Months
   ______________________________________________________
   ______________________________________________________

    37       0         .263121   38       0      .275290
    37       1         .264135   38       1      .276370
    37       2         .265149   38       2      .277450
    37       3         .266163   38       3      .278530
    37       4         .267177   38       4      .279610
    37       5         .268191   38       5      .280690
    37       6         .269205   38       6      .281770
    37       7         .270220   38       7      .282850
    37       8         .271234   38       8      .283930
    37       9         .272248   38       9      .285010
    37      10         .273862   38      10      .286090
    37      11         .274276   38      11      .287170
   ______________________________________________________

    39       0         .288250   40       0      .302071
    39       1         .289402   40       1      .303301
    39       2         .290553   40       2      .304531
    39       3         .291705   40       3      .305761
    39       4         .292857   40       4      .306991
    39       5         .294009   40       5      .308221
    39       6         .295160   40       6      .309451
    39       7         .296312   40       7      .310682
    39       8         .297464   40       8      .311912
    39       9         .298616   40       9      .313142
    39      10         .299767   40      10      .314372
    39      11         .300919   40      11      .315602
   ______________________________________________________

    41       0         .316832   42       0      .332617
    41       1         .318147   42       1      .334026
    41       2         .319463   42       2      .335435
    41       3         .320778   42       3      .336844
    41       4         .322094   42       4      .338253
    41       5         .323409   42       5      .339662
    41       6         .324724   42       6      .341071
    41       7         .326040   42       7      .342480
    41       8         .327355   42       8      .343889
    41       9         .328671   42       9      .345298
    41      10         .329986   42      10      .346707
    41      11         .331302   42      11      .348116

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   _____________________________________________________
       Age              Factor      Age          Factor
   ______________________________________________________

   Years   Months               Years   Months
   ______________________________________________________
   ______________________________________________________

    43       0         .349525   44       0      .367663
    43       1         .351036   44       1      .369287
    43       2         .352548   44       2      .370911
    43       3         .354059   44       3      .372535
    43       4         .355571   44       4      .374159
    43       5         .357082   44       5      .375783
    43       6         .358594   44       6      .377407
    43       7         .360105   44       7      .379032
    43       8         .361617   44       8      .380656
    43       9         .363128   44       9      .382280
    43      10         .364640   44      10      .383904
    43      11         .366151   44      11      .385528
   ______________________________________________________

    45       0         .387152   46       0      .408129
    45       1         .388900   46       1      .410014
    45       2         .390648   46       2      .411899
    45       3         .392396   46       3      .413784
    45       4         .394144   46       4      .415669
    45       5         .395892   46       5      .417554
    45       6         .397640   46       6      .419438
    45       7         .399389   46       7      .421323
    45       8         .401137   46       8      .423208
    45       9         .402885   46       9      .425093
    45      10         .404633   46      10      .426978
    45      11         .406381   46      11      .428863
   ______________________________________________________
    47       0         .430748   48       0      .455181
    47       1         .432784   48       1      .457385
    47       2         .434820   48       2      .459588
    47       3         .436856   48       3      .461792
    47       4         .438892   48       4      .463996
    47       5         .440928   48       5      .466199
    47       6         .442964   48       6      .468403
    47       7         .445001   48       7      .470607
    47       8         .447037   48       8      .472810
    47       9         .449073   48       9      .475014
    47      10         .451109   48      10      .477218
    47      11         .453145   48      11      .479421

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   ________________________
        Age          Factor
   _________________________

   Years   Months
   _________________________
   _________________________

    49       0      .481625
    49       1      .484015
    49       2      .486405
    49       3      .488795
    49       4      .491185
    49       5      .493575
    49       6      .495964
    49       7      .498354
    49       8      .500744
    49       9      .503134
    49      10      .505524
    49      11      .507914

If preretirement death benefits commence before the date on which the Participant would have attained age 35, the benefit shall be calculated by extending the actuarial factors reflected in this table.

In Witness Whereof, the authorized officers of Gulfstream Aerospace Corporation (Georgia) have signed this document and have affixed the corporate seal on December 10, 1996, effective as of the date set forth above.

Attest:

                                       By /s/ Robert L. Williams
                                          --------------------------

                                       Its  Treasurer
                                          --------------------------

By /s/ Donald L. Mayer
  ---------------------------

 Its Secretary                                (Corporate Seal)
    -------------------------